UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2018 (August 13, 2018)

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2018, based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of GameStop Corp. (the “Company”) appointed Carrie Teffner, age 51, to serve as a director of the Company and as a member of the Audit Committee, with a term expiring at the 2019 annual meeting of stockholders or until her successor is elected and qualified. The Board determined that Ms. Teffner qualifies as an independent director under the New York Stock Exchange listing standards and the applicable requirements of the Securities and Exchange Commission.

Ms. Teffner brings with her 30 years of financial leadership and experience in the consumer products and retail industries. Ms. Teffner has served as Executive Vice President and Chief Financial Officer of Crocs, Inc ("Crocs") since 2015. Before assuming her executive positions at Crocs, she served on the Crocs board of directors, which she joined in June 2015. Prior to joining Crocs, she served as Executive Vice President and Chief Financial Officer at PetSmart, Inc. and, before that, at Weber-Stephen Products. Prior to those roles, she served as Senior Vice President and Chief Financial Officer of The Timberland Company and spent 21 years in various leadership positions at Sara Lee Corporation. Ms. Teffner holds Master of Business Administration and Bachelor of Science degrees from the University of Vermont.

Ms. Teffner will receive compensation for her service as a non-employee director of the Board in accordance with the Company's non-employee director compensation package, as described in the Company's definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on May 16, 2018.

Ms. Teffner was not elected to the Board pursuant to any arrangement or understanding between Ms. Teffner and any other persons, and there are no transactions between the Company and Ms. Teffner or her immediate family members that require disclosure pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.

On August 16, 2018, the Company issued a press release announcing the appointment of Ms. Teffner to the Board. The text of the press release is furnished herewith as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release issued by GameStop Corp., dated August 16, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: August 16, 2018	By:	/s/ ROBERT A. LLOYD
Name: Robert A. Lloyd Title: Chief Operating Officer and Chief Financial Officer